Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	PACD
Entity Registrant Name	PACIFIC DRILLING S.A.
Entity Central Index Key	0001517342
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding	216,900,000

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Contract drilling	$ 65,431
Costs and expenses
Contract drilling	(32,142)
General and administrative expenses	(52,614)	(19,715)	(8,824)
Depreciation expense	(11,619)	(395)	(134)
Costs and Expenses	(96,375)	(20,110)	(8,958)
Loss of hire insurance recovery	18,500
Operating loss	(12,444)	(20,110)	(8,958)
Other income (expense)
Equity in earnings of Joint Venture	18,955	56,307	4,291
Interest income from Joint Venture	495	1,973	2,141
Interest expense	(10,384)	(858)
Other income (expense)	3,675	(62)	274
Income (loss) before income taxes	297	37,250	(2,252)
Income tax (expense) benefit	(3,200)	49	(31)
Net (loss) income	$ (2,903)	$ 37,299	$ (2,283)
(Loss) earnings per common share, basic and diluted (Note 18)	$ (0.01)	$ 0.25	$ (0.02)
Weighted average number of common shares, basic and diluted (Note 18)	195,447,944	150,000,000	150,000,000

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net (loss) income	$ (2,903)	$ 37,299	$ (2,283)
Other comprehensive income (loss):
Other comprehensive income (loss)	(56,568)	(17,450)	3,992
Total comprehensive (loss) income	(59,471)	19,849	1,709
Joint Venture
Net (loss) income	9,135
Other comprehensive income (loss):
Unrecognized loss on derivative instruments	720	(28,990)	(2,384)
Reclassification adjustment for loss on derivative instruments realized in net income	2,996	11,540	6,376
Other comprehensive income (loss)	3,716	(17,450)	3,992
All Other
Net (loss) income	(12,038)
Other comprehensive income (loss):
Unrecognized loss on derivative instruments	(62,086)
Reclassification adjustment for loss on derivative instruments realized in net income	1,802
Other comprehensive income (loss)	$ (60,284)

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets:
Cash and cash equivalents	$ 107,278	$ 40,307
Restricted cash	168,681	6,987
Accounts receivable	62,578	17,527
Accrued interest on promissory notes from Joint Venture		5,487
Materials and supplies	42,986	7,955
Deferred financing costs	15,124	12,056
Current portion of deferred mobilization costs	54,523
Prepaid expenses and other current assets	10,376	3,878
Total current assets	461,546	94,197
Property and equipment, net	3,436,010	1,893,425
Investment in Joint Venture		46,832
Notes receivable from Joint Venture		139,882
Restricted cash	208,287	54,695
Deferred financing costs	32,386	42,891
Other assets	46,060	27
Total assets	4,184,289	2,271,949
Liabilities and shareholders' equity:
Accounts payable	26,845	6,772
Accrued expenses	39,095	9,424
Current portion of long-term debt	218,750	50,000
Accrued interest payable	12,099	12,510
Derivative liabilities, current	20,466
Current portion of deferred revenue	28,829	1,009
Total current liabilities	346,084	79,715
Long-term debt, net of current maturities	1,456,250	400,000
Deferred revenue	73,110	11,946
Other long-term liabilities	34,772	5,081
Total long-term liabilities	1,564,132	417,027
Commitments and contingencies (Note 13)
Shareholders' equity:
Common shares, $0.01 and $0.001 par value, 5,000,000,000 and 2,000,000 shares authorized, 224,100,000 and 1,920,761 shares issued, 216,900,000 and 1,920,761 shares outstanding as of December 31, 2011 and 2010, respectively	2,169	2
Additional paid-in capital	2,344,226	1,697,608
Accumulated other comprehensive loss	(60,284)	(13,458)
(Accumulated deficit) retained earnings	(12,038)	91,055
Total shareholders' equity	2,274,073	1,775,207
Total liabilities and shareholders' equity	$ 4,184,289	$ 2,271,949

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Common shares, par value	$ 0.01	$ 0.001
Common shares, shares authorized	5,000,000,000	2,000,000
Common shares, shares issued	224,100,000	1,920,761
Common shares, shares outstanding	216,900,000	1,920,761

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, except Share data	Total USD ($)	All Other USD ($)	Joint Venture USD ($)	Common shares USD ($)	Common shares Restructuring share issuance, net USD ($)	Common shares All Other USD ($)	Treasury Shares	Additional paid- in capital USD ($)	Additional paid- in capital Restructuring share issuance, net USD ($)	Additional paid- in capital All Other USD ($)	Accumlated other comprehensive income (loss) USD ($)	Accumlated other comprehensive income (loss) All Other USD ($)	Accumlated other comprehensive income (loss) Joint Venture USD ($)	Retained earnings (accumulated deficit) USD ($)	Retained earnings (accumulated deficit) All Other USD ($)	Retained earnings (accumulated deficit) Joint Venture USD ($)
Beginning Balance at Dec. 31, 2008	$ 206,040							$ 150,000						$ 56,040
Beginning Balance (in shares) at Dec. 31, 2008				500
Common shares dividend (in shares)				804,500
Common shares dividend				1										(1)
Other comprehensive income (loss)	3,992		3,992								3,992
Net (loss) income	(2,283)													(2,283)
Ending Balance at Dec. 31, 2009	207,749			1				150,000			3,992			53,756
Ending Balance (in shares) at Dec. 31, 2009				805,000
Contribution from shareholder	655,000							655,000
Issuance of shares upon conversion of related-party loan (in shares)				1,115,761
Issuance of shares upon conversion of related-party loan	892,609			1				892,608
Other comprehensive income (loss)	(17,450)		(17,450)								(17,450)
Net (loss) income	37,299													37,299
Ending Balance at Dec. 31, 2010	1,775,207			2				1,697,608			(13,458)			91,055
Ending Balance (in shares) at Dec. 31, 2010				1,920,761
Issuance of shares, net (in shares)					148,079,239	66,900,000
Issuance of shares, net		625,816			1,498	669			(1,498)	625,147
Issuance of common shares to treasury							7,200,000
Contribution from shareholder	142,759							142,759
Other comprehensive income (loss)	(56,568)	(60,284)	3,716									(60,284)	3,716
Net (loss) income	(2,903)	(12,038)	9,135												(12,038)	9,135
Joint Venture interests assigned to shareholder	(215,368)							(124,920)			9,742			(100,190)
Share-based compensation liability modification	2,290							2,290
Share-based compensation	2,840							2,840
Ending Balance at Dec. 31, 2011	$ 2,274,073			$ 2,169				$ 2,344,226			$ (60,284)			$ (12,038)
Ending Balance (in shares) at Dec. 31, 2011				216,900,000			7,200,000

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flow from operating activities:
Net (loss) income	$ (2,903)	$ 37,299	$ (2,283)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest income from Joint Venture	(495)	(1,973)	(2,141)
Depreciation expense	11,619	395	134
Equity in earnings of Joint Venture	(18,955)	(56,307)	(4,291)
Amortization of deferred revenue	(8,566)
Amortization of deferred mobilization costs	4,288
Amortization of deferred financing costs	1,067
Deferred income taxes	(3,169)	(371)
Share-based compensation expense	4,471	65	594
Changes in operating assets and liabilities:
Accounts receivable	(45,051)	(17,527)
Materials and supplies	(35,031)	(7,955)
Prepaid expenses and other assets	(108,593)	(2,972)	(102)
Accounts payable and accrued expenses	39,437	6,252	824
Deferred revenue	97,550	12,955
Net cash used in operating activities	(64,331)	(30,139)	(7,265)
Cash flow from investing activities:
Capital expenditures	(1,539,630)	(883,853)	(146,082)
Contributions to Joint Venture			(37,249)
Increase in restricted cash	(315,286)	(60,967)	(715)
Net cash used in investing activities	(1,854,916)	(944,820)	(184,046)
Cash flow from financing activities:
Proceeds from issuance of common shares, net	625,816
Proceeds from long-term debt	1,275,000	450,000
Payments on long-term debt	(50,000)
Deferred financing costs	(6,803)	(57,995)
Proceeds from related-party loan	142,205	685,280	198,645
Payments on related-party loan		(69,444)
Net cash provided by financing activities	1,986,218	1,007,841	198,645
Increase in cash and cash equivalents	66,971	32,882	7,334
Cash and cash equivalents, beginning of period	40,307	7,425	91
Cash and cash equivalents, end of period	$ 107,278	$ 40,307	$ 7,425

Nature of Business	12 Months Ended
Dec. 31, 2011
Nature of Business

Note 1—Nature of Business

Pacific Drilling S.A. and its subsidiaries (“Pacific Drilling,” the “Company,” “we,” “us” or “our”) is an international offshore drilling company committed to becoming the preferred provider of ultra-deepwater drilling services to the oil and natural gas industry through the use of high-specification drillships. Our primary business is to contract our ultra-deepwater rigs, related equipment and work crews, primarily on a dayrate basis, to drill wells for our customers. As of December 31, 2011, we directly owned six ultra-deepwater drillships, of which two were operating under contract, two were mobilizing and two were under construction.

Pacific Drilling S.A. was formed on March 30, 2011, as a Luxembourg corporation under the form of a société anonyme to act as an indirect holding company for its predecessor, Pacific Drilling Limited (our “Predecessor”), a company organized under the laws of Liberia, and its subsidiaries in connection with a corporate reorganization, referred to as the “Restructuring.” In connection with the Restructuring, our Predecessor was contributed to a wholly owned subsidiary of the Company by a subsidiary of Quantum Pacific International Limited, a British Virgin Islands company and parent company of an investment holdings group (the “Quantum Pacific Group”). The Company did not engage in any business or other activities prior to the Restructuring except in connection with its formation and the Restructuring.

In 2007, our Predecessor entered into various agreements with Transocean Ltd. (“Transocean”) and its subsidiaries, which culminated in the formation of a joint venture company, Transocean Pacific Drilling Inc. (“TPDI” or the “Joint Venture”), which was owned 50% by our Predecessor and 50% by a subsidiary of Transocean. On March 30, 2011, in connection with the Restructuring, our Predecessor assigned its equity interest in TPDI to another subsidiary of the Quantum Pacific Group, which is referred to as the “TPDI Transfer,” to enable the Company to focus on the operation and marketing of the Company’s wholly-owned fleet. As a result, neither the Company nor any of its subsidiaries owns any interest in TPDI as of December 31, 2011.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies

Note 2—Summary of Significant Accounting Policies

Principles of Consolidation—The consolidated financial statements include the accounts of Pacific Drilling S.A. and consolidated subsidiaries that we control by ownership of a majority voting interest. We apply the equity method of accounting for investments in entities when we have the ability to exercise significant influence over an entity that does not meet the variable entity criteria or meets the variable interest entity criteria, but for which we are not deemed to be the primary beneficiary. We eliminate all intercompany transactions and balances in consolidation.

The Restructuring was a business combination limited to entities that were all under the control of the Quantum Pacific Group and its affiliates, and, as such, the Restructuring was accounted for as a transaction between entities under common control. Accordingly, the consolidated financial statements of Pacific Drilling S.A. as of December 31, 2011 and 2010 and for the three-year period ended December 31, 2011 are presented using the historical values of the Predecessor’s financial statements on a combined basis prior to the Restructuring. The financial statements for each of the years in the three-year period ended December 31, 2011 present the results of the Company and its subsidiaries as if Pacific Drilling S.A. was formed and the Restructuring was completed on January 1, 2009.

We currently are party to a Nigerian joint venture, Pacific International Drilling West Africa Limited (“PIDWAL”), which is fully controlled and 90% owned by us with 10% owned by Derotech Offshore Services Limited (“Derotech”), a privately-held Nigerian registered limited liability company. Derotech will not accrue the economic benefits of its interest in PIDWAL unless and until it satisfies certain outstanding obligations to us and a certain pledge is cancelled by us. Accordingly, we consolidate all PIDWAL interests and no portion of PIDWAL’s operating results is allocated to the noncontrolling interests.

Accounting Estimates—The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the balance sheet date and the amounts of revenues and expenses recognized during the reporting period. On an ongoing basis, we evaluate our estimates and assumptions, including those related to allowance for doubtful accounts, financial instruments, depreciation of property and equipment, impairment of long-lived assets, income taxes, share-based compensation and contingencies. We base our estimates and assumptions on historical experience and on various other factors we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from such estimates.

Revenues and Operating Expenses—Contract drilling revenues are recognized as earned, based on contractual dayrates. In connection with drilling contracts, we may receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to rigs. Revenues earned and incremental costs incurred directly related to contract preparation and mobilization along with reimbursements received for capital expenditures are deferred and recognized over the primary term of the drilling contract. The actual cost incurred for reimbursed capital expenditures are depreciated over the estimated useful life of the asset. Amortization of deferred revenue and deferred mobilization costs are recorded on a straight-line basis over the primary drilling contract term, which is consistent with the general pace of activity, level of services being provided and dayrates being earned over the life of the contract. Upon completion of drilling contracts, any demobilization fees received and related expenses are reported in income.

Cash and Cash Equivalents—Cash equivalents are highly liquid investments with original maturities of three months or less that are readily convertible to known amounts of cash.

Accounts Receivable—We record trade accounts receivable at the amount we invoice our customers.

Allowance for Doubtful Accounts—We provide an allowance for doubtful accounts, as necessary, based on a review of outstanding receivables, historical collection information and existing economic conditions. We do not generally require collateral or other security for receivables. We have no allowance for doubtful accounts as of December 31, 2011 and 2010.

Promissory Notes to Joint Venture—Contributions in the form of promissory notes to the Joint Venture were recorded at cost. The accrued interest on promissory notes from our Joint Venture was recorded at the amount due. Interest income from the Joint Venture was earned on the promissory notes based on the stated loan rates as discussed in Note 4.

Materials and Supplies—Materials and supplies held for consumption are carried at the lower of average cost or market. We recorded no allowance for obsolescence on materials and supplies as of December 31, 2011 and 2010.

Property and Equipment—Deepwater drillships are recorded at cost of construction, including any major capital improvements, less accumulated depreciation and impairment. Other property and equipment is recorded at cost and consists of purchased software systems, furniture, fixtures and other equipment. Planned major maintenance, ongoing maintenance, routine repairs and minor replacements are expensed as incurred.

Interest costs incurred on new borrowings attributable to qualifying new construction are capitalized. We capitalize interest costs for qualifying new construction from the point borrowing costs are incurred for the qualifying new construction and cease when substantially all the activities necessary to prepare the qualifying asset for its intended use are complete.

Property and equipment are depreciated to its salvage value on a straight-line basis over the estimated useful lives of each class of assets. Our estimated useful lives of property and equipment are as follows:

Years
Drillships and related equipment	15-35
Other property and equipment	2-7

Long-Lived Assets—We review our long-lived assets, including property and equipment, for impairment when events or changes in circumstances indicate that the carrying amounts of our assets held and used may not be recoverable. Potential impairment indicators include rapid declines in commodity prices and related market conditions, actual or expected declines in rig utilization, increases in idle time, cancellations of contracts or credit concerns of customers. We assess impairment using estimated undiscounted cash flows for the long-lived assets being evaluated by applying assumptions regarding future operations, market conditions, dayrates, utilization and idle time. An impairment loss is recorded in the period if the carrying amount of the asset is not recoverable. During 2011, 2010 and 2009, there were no long-lived asset impairments.

Investment Accounted for Using the Equity Method—Our 50% ownership in TPDI was accounted for using the equity method based upon the level of ownership and our ability to exercise significant influence over the operating and financial policies of the investee. The investment was adjusted periodically to recognize our proportionate share of the investee’s net income or losses after the date of investment. The Company evaluates its investment accounted for under the equity method for impairment when there was evidence or indicators that a decrease in value may be other than temporary. On March 30, 2011, our Predecessor assigned its equity interest in TPDI to a subsidiary of the Quantum Pacific Group (Note 9).

In reviewing their first quarter 2011 financial information, TPDI management identified certain misstatements in the financial statements of TPDI as of December 31, 2010 and for the years ended December 31, 2010 and 2009. As such, TPDI restated its financial statements as of December 31, 2010 and for the years ended December 31, 2010 and 2009. Within our consolidated statement of comprehensive income (loss), TPDI’s misstatements resulted in our reclassification adjustment for loss on Joint Venture derivative instruments realized in net income increasing by $23.1 million and $12.8 million and an offsetting increase in unrecognized loss of Joint Venture derivative instruments of $23.1 million and $12.8 million for the years ended December 31, 2010 and 2009, respectively. The consolidated statement of comprehensive income for the years ended December 31, 2010 and 2009 and the related footnotes have been adjusted to reflect the correction of these immaterial misstatements.

Deferred Financing Costs—Deferred financing costs associated with long-term debt are carried at cost and are amortized to expense using the effective interest rate method over the term of the applicable long-term debt.

Foreign Currency Transactions—The consolidated financial statements are stated in U.S. dollars. We have designated the U.S. dollar as the functional currency for our foreign subsidiaries in international locations because we contract with customers, purchase equipment and finance capital using the U.S. dollar. Transactions in other currencies have been translated into U.S. dollars at the rate of exchange on the transaction date. Any gain or loss arising from a change in exchange rates subsequent to the transaction date is included as an exchange gain or loss. Monetary assets and liabilities denominated in currencies other than U.S. dollars are reported at the rates of exchange prevailing at the end of the reporting period. During 2011, total foreign exchange gains were $1.4 million and recorded in other income within our consolidated statements of operations. During 2010 and 2009, total foreign exchange gains (losses) were nominal.

Earnings per Share—Basic earnings (loss) per common share (“EPS”) is computed by dividing the net income available to common stockholders by the weighted average number of common shares outstanding for the period. Basic and diluted EPS are retrospectively adjusted for the effects of stock dividends or stock splits. Diluted EPS reflects the potential dilution from securities that could share in the earnings of the Company. Anti-dilutive securities are excluded from diluted EPS.

Fair Value Measurements—We estimate fair value at the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market for the asset or liability. Our valuation techniques require inputs that are categorized using a three-level hierarchy as follows: (1) unadjusted quoted prices for identical assets or liabilities in active markets (“Level 1”), (2) direct or indirect observable inputs, including quoted prices or other market data, for similar assets or liabilities in active markets or identical assets or liabilities in less active markets (“Level 2”) and (3) unobservable inputs that require significant judgment for which there is little or no market data (“Level 3”). When multiple input levels are required for a valuation, we categorize the entire fair value measurement according to the lowest level input that is significant to the measurement even though we may have also utilized significant inputs that are more readily observable.

Share-Based Compensation—The grant date fair value of share-based awards granted to employees is recognized as an employee compensation expense over the requisite service period on a straight-line basis. To the extent the share-based awards will be settled in cash upon exercise, the awards are accounted for as a liability. The liability is remeasured at each reporting date and at settlement date. Any changes in the fair value of the liability are recognized as employee compensation expense in the current period. The amount of compensation expense recognized is adjusted to reflect the number of awards for which the related vesting conditions are expected to be met. As such, the amount of compensation expense ultimately recognized is based on the number of awards that do meet the vesting conditions at the vesting date.

Derivatives—We apply cash flow hedge accounting to interest rate swaps that are designated as hedges of the variability of future cash flows. The derivative financial instruments are recorded in our consolidated balance sheet at fair value as either assets or liabilities. Changes in the fair value of derivatives designated as cash flow hedges, to the extent the hedge is effective, are recognized in accumulated other comprehensive income until the hedged item is recognized in earnings.

Hedge effectiveness is measured on an ongoing basis to ensure the validity of the hedges based on the relative cumulative changes in fair value between the derivative contract and the hedged item over time. Any change in fair value resulting from ineffectiveness is recognized immediately in earnings. Hedge accounting is discontinued prospectively if it is determined that the derivative is no longer effective in offsetting changes in the cash flows of the hedged item.

For interest rate hedges related to interest not incurred to construct fixed assets, other comprehensive income is released to earnings as interest expense is accrued on the underlying debt. For interest rate hedges related to interest capitalized in the construction of fixed assets, other comprehensive income is released to earnings as the asset is depreciated over its useful life.

Contingencies—We record liabilities for estimated loss contingencies when we believe a loss is probable and the amount of the probable loss can be reasonably estimated. Once established, we adjust the estimated contingency loss accrual for changes in facts and circumstances that alter our previous assumptions with respect to the likelihood or amount of loss.

We recognize loss of hire insurance recovery once realized or contingencies related to the realizability of the amount earned are resolved.

Income Taxes—Income taxes are provided based upon the tax laws and rates in the countries in which our subsidiaries are registered and where their operations are conducted and income and expenses are earned and incurred, respectively. We recognize deferred tax assets and liabilities for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of our assets and liabilities using the applicable enacted tax rates in effect the year in which the asset is realized or the liability is settled. A valuation allowance for deferred tax assets is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

We recognize tax benefits from an uncertain tax position only if it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. The amount recognized is the largest benefit that we believe has greater than a 50% likelihood of being realized upon settlement. Actual income taxes paid may vary from estimates depending upon changes in income tax laws, actual results of operations and the final audit of tax returns by taxing authorities. We recognize interest and penalties related to uncertain tax positions in income tax expense.

Subsequent Events—We have evaluated subsequent events through the date the financial statements were issued. See Note 21.

Recently Issued Accounting Standards

Fair Value Measurements and Disclosures—In May 2011, the FASB issued an accounting standards update that changes the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. Some of the amendments included in this update are intended to clarify the application of existing fair value measurement requirements. This update is effective for annual periods beginning after December 15, 2011. We do not expect that our adoption will have a material effect on the disclosures contained in our notes to consolidated financial statements.

Presentation of Comprehensive Income—In June and December 2011, the FASB issued guidance on the presentation of comprehensive income. This guidance eliminates the current option to report other comprehensive income and its components in the statement of changes in equity and also requires presentation of reclassification adjustments from other comprehensive income to net income on the face of the financial statements. With the exception of the requirement to present reclassification adjustments from other comprehensive income to net income on the face of the financial statements that has been deferred pending further deliberation by the FASB, this guidance is effective for fiscal years and interim periods beginning after December 15, 2011. We do not expect these changes to impact the consolidated financial statements other than the change in presentation.

Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment

Note 3—Property and Equipment

Property and equipment consists of the following:

	December 31,
	2011	2010
	(In thousands)
Drillships and related equipment	$3,435,665	$1,890,448
Other property and equipment	12,441	3,506

Property and equipment, cost	3,448,106	1,893,954
Accumulated depreciation	(12,096)	(529)

Property and equipment, net	$3,436,010	$1,893,425

On March 15, 2011, the Company entered into contracts with Samsung Heavy Industries (“SHI”) for the construction of its fifth and sixth advanced-capability, ultra-deepwater drillships, the Pacific Khamsin and the Pacific Sharav, which are expected to be delivered in the second quarter and third quarter of 2013, respectively. The SHI contracts for the Pacific Khamsin and the Pacific Sharav provide for an aggregate purchase price of approximately $1.0 billion for the acquisition of these two vessels, payable in installments during the construction process, of which we have made payments of $124 million through December 31, 2011. We anticipate making payments for the Pacific Khamsin and the Pacific Sharav of approximately $174 million in 2012 and approximately $696 million in 2013.

In June 2011, we paid SHI $2.0 million for an option to construct a seventh drillship at the same price and other terms and conditions as the contracts for the Pacific Khamsin and the Pacific Sharav, subject to a price increase of not more than $12.5 million and certain adjustments to compensate for foreign exchange rate fluctuations. The option was originally valid until October 31, 2011 and was subsequently extended through February 17, 2012 at no cost. We further extended the option further until March 2, 2012 on the same commercial terms and made a down payment of $5.0 million to initiate equipment orders. On March 2, 2012, we exercised the option to construct our seventh drillship. The original $2.0 million option payment and the $5.0 million down payment will be credited against the first installment owed to SHI. The construction contract for the seventh drillship also includes an option for an eighth newbuild drillship on the same terms and conditions as those for the seventh drillship.

During the years ended December 31, 2011, 2010 and 2009, the Company deferred certain drillship payments under amendments of the original construction contracts. Per the amendments, interest accrues at a rate of six percent per annum. During the years ended December 31, 2011, 2010 and 2009, we capitalized interest costs of $71.0 million, $99.0 million and $43.8 million, respectively, on assets under construction related to interest incurred on the deferred construction payments, the related-party loan and long-term debt.

During the years ended December 31, 2011, 2010 and 2009, depreciation expense was $11.6 million, $0.4 million and $0.1 million, respectively.

Investment In and Notes Receivable from Joint Venture	12 Months Ended
Dec. 31, 2011
Investment In and Notes Receivable from Joint Venture

Note 4—Investment In and Notes Receivable from Joint Venture

A legal entity is a variable interest entity (“VIE”) if the entity’s equity investment at risk does not provide its holders, as a group, with the power through voting or similar rights to direct the activities that most significantly impact the entity’s economic performance. We are required to consolidate VIEs if we have the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity or the right to receive benefits from the VIE that could potentially be significant to the VIE. If these conditions are met, we have a controlling financial interest and are the primary beneficiary of the VIE.

Once an entity is identified as a VIE, we perform a qualitative assessment to determine whether we are the primary beneficiary. A qualitative assessment begins with an understanding of nature of the risks in the entity as well as the nature of the entity’s activities, including terms of the contracts entered into by the entity, ownership interests issued by the entity, how they were marketed and the parties involved in the design of the entity. We then identify all of the variable interests held by parties involved with the VIE including, among other things, equity investments, debt financing, any financial and performance guarantees and significant contracted service providers. Once we identify the variable interests, we determine those activities that are most significant to the economic performance of the entity and which variable interest holder has the power to direct those activities.

The Company owned a 50% interest in TPDI that is recorded in our consolidated financial statements through the date of assignment to a subsidiary of the Quantum Pacific Group on March 30, 2011. The TPDI Joint Venture was formed with Transocean Offshore International Ventures Limited (“TOIVL”) to construct, own, and operate or charter two deepwater drillships, named the Dhirubai Deepwater KG1 (“KG1”) and Dhirubai Deepwater KG2 (“KG2”). Until the formation of the Joint Venture in 2007, both drillships under construction were owned by Pacific Drilling. KG1 started operating in July 2009 and KG2 started operating in March 2010.

The Joint Venture Shareholder Agreement defined the rights and restrictions with respect to the governance and management of TPDI. Among other things, the Joint Venture Shareholder Agreement provided that TOIVL may provide certain incidental general and administrative functions on behalf of TPDI, including procurement and payables, treasury and cash management, personnel and payroll and accounting. At inception, the Joint Venture Shareholders also entered into construction management agreements that provided TOIVL would design, construct, equip and test the TPDI deepwater drillships.

The Joint Venture Shareholders entered into a marketing agreement with TOIVL that granted TOIVL an exclusive right to market the TPDI deepwater drillships for use in any territory or region. The Joint Venture Shareholders also entered into an operating agreement with TOIVL that appointed TOIVL to act as the operator of the TPDI deepwater drillships, including day-to-day management and supervision and operating, maintenance, administrative and related services.

The Joint Venture Shareholder Agreement required Joint Venture Shareholders each provide capital or loans to the Company, to the extent expenditures were not funded by third-party indebtedness, in proportion to their respective ownership percentages to fund (1) all expenditures required to be made under various management service agreements, (2) any performance guarantees, surety bonds, or letters of credit, (3) an adequate level of working capital for the Company and (4) additional requirements agreed to by the Joint Venture Shareholders.

The Joint Venture Shareholders entered into an agreement under which Pacific Drilling, beginning on October 18, 2010, had the right to exchange its interest in the Joint Venture for shares of Transocean Ltd. or cash at a purchase price based on an appraisal of the fair value of the KG1 and KG2, subject to various customary adjustments.

We determined that the Joint Venture met the criteria of a VIE as TPDI’s equity investment at risk was not sufficient for the entity to finance its activities without additional subordinated financial support. We also determined that Transocean was the primary beneficiary for accounting purposes since Transocean a) had the power to direct the marketing and operating activities, which were the activities that most significantly impact TPDI’s economic performance and b) had the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. As a result, we accounted for TPDI as an equity method investment in our consolidated financial statements.

At inception, the Joint Venture Shareholders entered into promissory note agreements with TPDI to fund the formation of the Joint Venture. The promissory notes accrued interest at LIBOR plus 2% per annum with semi-annual interest payments. The Joint Venture, upon providing written notice, was permitted to defer payment of interest (including any prior deferred interest) to the following interest payment date.

On September 4, 2009 and October 23, 2009, Pacific Drilling provided additional promissory notes of $10.0 million and $27.3 million, respectively, to the Joint Venture. During 2011 and 2010, the Joint Venture elected to defer interest payments due under the promissory notes.

The loans were scheduled to mature ten years after the date of the respective notes. The Joint Venture, upon providing written notice, was permitted to defer the maturity date for a period of up to ten years. The Joint Venture was not required to make any payments of principal or interest prior to the maturity date. The Joint Venture capitalized interest expense on the Shareholder promissory notes as a cost of property and equipment through the date the deepwater drillships were placed in service.

During 2009, the Joint Venture entered into interest rate swaps, which are designated as cash flow hedges of the future interest payments on variable rate borrowings under its bank credit facilities to reduce the variability of cash interest payments. As of December 31, 2010, the Joint Venture recorded $(34.9) million of accumulated other comprehensive (loss) income representing the effective portion of the cash flow hedges. Pacific Drilling recorded its 50% share of $(17.5) million as of December 31, 2010 in our consolidated financial statements. During the years ended December 31, 2011, 2010 and 2009, Pacific Drilling reclassified $3.0 million, $11.5 million and $6.4 million, respectively, of losses previously recognized as accumulated other comprehensive income to equity in earnings of Joint Venture. The Joint Venture recognizes gains and losses associated with the ineffective portion of the cash flow hedges in interest expense in the period in which they are realized. During the years ended December 31, 2011, 2010 and 2009, the Joint Venture recorded ineffectiveness gains (losses) of $0.6 million, $(0.3) million and $0.8 million, respectively, to interest expense.

In April 2010, Transocean Inc. (“Transocean”) and Pacific Drilling entered into a letter of credit fee agreement whereby Transocean agreed to provide a letter of credit as needed for purposes of TPDI’s compliance with terms under its bank credit facility. In return, Pacific Drilling agreed to pay Transocean its 50% share of a 4.2% per annum fee on the required letter of credit amount. During the years ended December 31, 2011 and 2010, Pacific Drilling incurred $0.3 million and $0.9 million, respectively, of fees related to this agreement that is recorded as interest expense in our consolidated statement of operations.

On March 30, 2011, the Company assigned its interests in TPDI’s equity, promissory notes to Joint Venture and accrued interest on promissory notes from Joint Venture to a subsidiary of the Quantum Pacific Group. The TPDI interests have been assigned on March 31, 2011, which date was used for convenience after our conclusion that there were no material intervening transactions between March 30, 2011 and March 31, 2011. The assignment was recorded and presented as a dividend in-kind within our consolidated financial statements.

Summarized TPDI consolidated balance sheets are as follows:

	March 31, 2011	December 31, 2010
	(In thousands)
Balance sheet:
Current assets	$193,479	$203,957
Property and equipment, net	1,421,215	1,430,961
Other assets	8,957	11,064

Total assets	$1,623,651	$1,645,982

Current liabilities	$275,022	$282,969
Long-term liabilities	1,216,010	1,274,523
Shareholders’ equity	132,619	88,490

Total liabilities and shareholders’ equity	$1,623,651	$1,645,982

Summarized TPDI consolidated results of operations are as follows:

	For the three months ended March 31, 2011	Years ended December 31,
		2010	2009
	(In thousands)
Income statement:
Operating revenues	$90,414	$304,092	$57,025
Operating expenses	35,492	129,214	35,677

Operating income	54,922	174,878	21,348
Interest expense, net	(13,958)	(52,762)	(10,706)
Other expense	(99)	(138)	(448)

Income before income taxes	40,865	121,978	10,194
Income tax expense	4,166	13,715	2,437

Net income	$36,699	$108,263	$7,757

Debt	12 Months Ended
Dec. 31, 2011
Debt

Note 5—Debt

Project Facilities Agreement

A summary of debt is as follows:

	December 31,
	2011	2010
	(In thousands)
Due within one year:
Bora Term Loan	$50,000	$50,000
Mistral Term Loan	62,500	—
Scirocco Term Loan	43,750	—
Santa Ana Term Loan	62,500	—

Total current debt	218,750	50,000

Long-term debt:
Bora Term Loan	$350,000	$400,000
Mistral Term Loan	387,500	—
Scirocco Term Loan	331,250	—
Santa Ana Term Loan	387,500	—

Total long-term debt	1,456,250	400,000

Total debt	$1,675,000	$450,000

In September 2010, Pacific Bora Ltd., Pacific Mistral Ltd., Pacific Scirocco Ltd., and Pacific Santa Ana Ltd. (collectively, the “Borrowers”), and Pacific Drilling Limited (as the “Guarantor,” and together with the Borrowers, the “Borrowing Group”) entered into a project facilities agreement with a group of lenders to finance the construction, operation and other costs associated with the Pacific Bora, the Pacific Mistral, the Pacific Scirocco and the Pacific Santa Ana (the “Original Project Facilities Agreement”). On March 31, 2011, in connection with the Restructuring, the Borrowing Group amended and restated the Original Project Facilities Agreement by entering into the Amended and Restated Project Facilities Agreement (the “Project Facilities Agreement”) and a Charter Waiver Request Letter (“Waiver Letter”).

The Project Facilities Agreement includes a Bora term loan, a Mistral term loan, a Scirocco term loan and a Santa Ana term loan (each, a “Term Loan” and, collectively, the “Term Loans” or the “Term Loan Facility”) with maximum aggregate amounts available of $450 million, $500 million, $500 million and $500 million, respectively, that collectively may not exceed $1.8 billion. Each Term Loan consists of three tranches: one in favor of a syndicate of nine commercial banks (the “Commercial Tranche”), one in favor of the Ministry of Trade and Industry of the Norwegian government (and guaranteed by the Norwegian Guarantee Institute for Export Credits) (the “GIEK Tranche”) and one in favor of The Export-Import Bank of Korea (the “KEXIM Tranche”), with maximum aggregate amounts available of $1.0 billion, $350 million and $450 million, respectively.

Borrowings under the Term Loans bear interest at the London Interbank Offered Rate (“LIBOR”) plus an applicable margin. Prior to the effective date of the first drilling contract in respect of a Borrower’s drillship, the applicable margin under the relevant Term Loan is 4% per annum. Subsequent to the effective date of the first drilling contract in respect of such Borrower’s drillship and until 12 months after delivery of all four drillships, the applicable margin is 3.5% per annum. Subsequent to 12 months after the delivery of all four drillships, the applicable margin is based on the Borrowing Group’s historical debt service coverage ratio. If the ratio is not greater than 125%, the applicable margin is 3.5% per annum. If the ratio is greater than 125%, the applicable margin is 3% per annum. Interest is payable every three months.

The Commercial Tranche under the Term Loan Facility matures on October 31, 2015 and the GIEK Tranche and the KEXIM Tranche each mature on October 31, 2019. The Commercial Tranche requires a residual debt payment of $200 million at maturity for each Term Loan. The GIEK Tranche and the KEXIM Tranche each contain put options exercisable if GIEK and KEXIM do not receive timely refinancing for the Commercial Tranche or if the Commercial Tranche is not refinanced on terms acceptable to GIEK and KEXIM. If the GIEK and KEXIM Tranche put options are exercised, it would require full prepayment of the relevant GIEK and KEXIM Tranche proportion of all loans outstanding without any premium, penalty or fees of any kind on the maturity date of the Commercial Tranche.

Borrowings under the Commercial Tranche may be prepaid in whole or in part with a 1% penalty on the amount prepaid if such prepayment takes place within one year after the delivery of the fourth drillship and no penalty thereafter. Borrowings under the GIEK Tranche and the KEXIM Tranche may be prepaid in whole or in part with a 0.5% penalty.

In November 2010, we borrowed $450 million under the Bora Term Loan. During 2011, we borrowed $450 million, $375 million and $450 million under the Mistral Term Loan, the Scirocco Term Loan and the Santa Ana Term Loan, respectively.

The Bora Term Loan requires us to make ten amortization payments of $25.0 million every six months commencing in April 2011, with the residual debt payment of $200 million due in October 2015. The Mistral Term Loan, Scirocco Term Loan and Santa Ana Term Loan requires us to make eight amortization payments of $31.3 million, $21.9 million and $31.3 million, respectively, every six months commencing in April 2012, with the residual debt payment of $200 million each due in October 2015.

During the years ended December 31, 2011 and 2010, Pacific Drilling incurred and capitalized interest expense of $51.5 million and $12.6 million, respectively, on the Term Loans. No amounts were incurred and capitalized during the year ended December 31, 2009.

The indebtedness under the Project Facilities Agreement is guaranteed by the Guarantor. In conjunction with entering the Project Facilities Agreement and in relation to the Guarantor’s transfer of its TPDI investment, a subsidiary of the Quantum Pacific Group has guaranteed to the lenders that any proceeds from the exercise of the put option relating to the equity interest in TPDI will be used to prepay or secure the Project Facilities Agreement. The obligations of the Borrowers under the Term Loan Facility are joint and several. The Project Facilities Agreement is secured by several collateral components, which are usual and customary for facilities of this type, size and purpose. The security provided to the lenders is cross-collateralized across all Term Loans and comprises assignments of refund guarantees, shipbuilding contracts and insurances, a first preferred mortgage over each Borrower’s drillship and other types of collateral.

The Project Facilities Agreement requires compliance with certain affirmative and negative covenants that are customary for such financings. These include, but are not limited to, restrictions on (i) the ability of each of the Borrowers to pay dividends to its shareholder or to sell assets and (ii) the ability of the Borrowing Group to incur additional indebtedness or liens, make investments or transact with affiliates (except for certain specified exceptions). The Borrowers are restricted in their ability to transfer their net assets to the Guarantor whether in the form of dividends, loans or advances. As of December 31, 2011, the Borrowing Group held $1.5 billion of restricted net assets.

The Guarantor (through the Borrowing Group) is also required to (i) enter into and maintain drilling contracts for each drillship (except as permitted by the Waiver Letter), (ii) maintain cash account balances reserved for debt service payments, (iii) maintain Guarantor liquidity and (iv) maintain contributed equity above certain levels and to meet a required level of collateral maintenance whereby the aggregate appraised collateral value must not be less than a certain percentage of the total outstanding balances and commitments under the Project Facilities Agreement.

The Project Facilities Agreement also requires compliance by the Guarantor with financial covenants including (i) a projected debt service coverage ratio of the Borrowing Group, (ii) a historical debt service coverage ratio of the Borrowing Group, (iii) a maximum leverage ratio of the Guarantor and (iv) minimum liquidity requirements of the Guarantor. The Project Facilities Agreement requires that the Guarantor maintain (i) a projected (looking forward over the following twelve months) debt service coverage ratio of at least 1.1x through June 30, 2012 and 1.2x thereafter; (ii) a historical (looking back over the preceding twelve months) debt service coverage ratio of at least 1.1x through December 31, 2013 and 1.2x thereafter; (iii) a maximum leverage ratio of 65% and (iv) a minimum liquidity of $50 million after the delivery of all four drillships. We were in compliance with all covenants as of December 31, 2011.

Each Borrower is also required under the Project Facilities Agreement to hedge 75% of outstanding and available balances against floating interest rate exposure.

The Project Facilities Agreement contains events of default that are usual and customary for a financing of this type, size and purpose. Upon the occurrence of an event of default, borrowings under the Project Facilities Agreement are subject to acceleration.

For purposes of preparing our scheduled maturities of debt, borrowings under the GIEK Tranche and the KEXIM Tranche are presented assuming an exercise of the option to accelerate the maturity date to October 31, 2015. Maturities of long-term debt for each of the five years ending after December 31, 2011 are as follows:

(In thousands)
Year ended 2012	$218,750
Year ended 2013	218,750
Year ended 2014	218,750
Year ended 2015	1,018,750
Year ended 2016	—

Temporary Import Bond Facilities

On July 13, 2011, we entered into a temporary Standby Letter of Credit (“SBLC”) facility with Citibank, N.A. to support the Temporary Importation (“TI”) bond for the Pacific Bora required in Nigeria. On December 6, 2011, we entered into separate temporary SBLC facilities with Citibank, N.A. and Standard Charter Bank to support the TI bond for the Pacific Scirocco required in Nigeria.

As part of the standard Nigerian importation requirements for equipment, we are required to either import the vessel into Nigeria on a permanent basis and pay import duties or apply for a TI permit and put up a bond for the value of the import duties instead.

Under the Bora SBLC facility, Citibank, N.A., as issuing bank, has issued a Letter of Credit (“LC”) for the benefit of Citibank Nigeria denominated in the Nigerian currency, Naira, in the amount of approximately $99.8 million. This Bora LC provides credit support for the Bora TI bond that was issued by Citibank Nigeria in favor of the Government of Nigeria Customs Service for the Pacific Bora.

Under the Scirocco SBLC facilities, Citibank, N.A. and Standard Charter Bank, as issuing banks, have each issued a LC for the benefit of Citibank Nigeria and Standard Charter Bank Nigeria denominated in Naira in the collective amount of approximately $109.5 million. These LC’s provide credit support for the TI bonds that were issued by Citibank Nigeria and Standard Charter Bank Nigeria in favor of the Government of Nigeria Customs Service for the Pacific Scirocco.

Both the Bora and Scirocco SBLC facilities will expire after a one-year period and will be renewable for additional one-year terms based on the initial contract term of each vessel. Our obligations under the Bora and Scirocco temporary SBLC facilities are secured by a $50 million and $99 million cash deposit, respectively, which is recorded as current restricted cash in our consolidated balance sheets. The SBLC facilities and TI bonds require the Company to pay fees calculated based on outstanding balances of the TI bond, the LC and the restricted cash deposit. As of December 31, 2011, the weighted-average rate of the fees on the Bora and Scirocco SBLC facilities and TI bonds was approximately 1.37% and 0.80%, respectively. During the year ended December 31, 2011, $0.7 million in interest expense on the Bora and Scirocco SBLC facilities and TI bonds was incurred of which $0.1 million was recorded to property and equipment as capitalized interest costs.

Restricted Cash	12 Months Ended
Dec. 31, 2011
Restricted Cash	Note 6—Restricted Cash Restricted cash consists primarily of bank accounts held with financial institutions as security for the Project Facilities Agreement and the Bora and Scirocco SBLC facilities.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 7—Income Taxes

Pacific Drilling S.A., a holding company and Luxembourg resident, is subject to Luxembourg corporate income tax and municipal business tax at a combined rate of 28.8 percent. Qualifying dividend income and capital gains on the sale of qualifying investments in subsidiaries are exempt from Luxembourg corporate income tax and municipal business tax. Consequently, Pacific Drilling S.A. expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from Luxembourg corporate income tax and municipal business tax.

Pacific Drilling S.A. was formed to act as an indirect holding company for our Predecessor, a company organized under the laws of Liberia, and its subsidiaries in connection with the Restructuring. Our Predecessor is a non-resident domestic Liberian corporation. As such, our Predecessor is exempt from tax on income derived outside of Liberia.

Income taxes have been provided based on the laws and rates in effect in the countries in which our operations are conducted or in which our subsidiaries are considered residents for income tax purposes. Our income tax expense or benefit arises from our mix of pretax earnings or losses, respectively, in the international tax jurisdictions in which we operate. Because the countries in which we operate have different statutory tax rates and tax regimes with respect to one another, there is no expected relationship between the provision for income taxes and our income or loss before income taxes.

Income / (loss) before income taxes consisted of the following:

	Years ended December 31,
	2011	2010	2009
	(In thousands)
Liberia	$15,345	$37,878	$(1,879)
Luxembourg	(1,281)	—	—
United States	(2,753)	498	(584)
Other Jurisdictions	(11,014)	(1,126)	211

Total	$297	$37,250	$(2,252)

The components of income tax (provision) / benefit consisted of the following:

	Years ended December 31,
	2011	2010	2009
	(In thousands)
Current income tax expense:
Liberia	$—	$—	$—
Luxembourg	—	—	—
United States	(164)	(301)	(25)
Other Foreign	(6,205)	(21)	(6)

Total current	$(6,369)	$(322)	$(31)
Deferred tax benefit:
Liberia	$—	$—	$—
Luxembourg	—	—	—
United States	782	344	—
Other Foreign	2,387	27	—

Total deferred	$3,169	$371	$—
Income tax (expense) benefit	$(3,200)	$49	$(31)

A reconciliation between the Luxembourg statutory rate of 28.8 percent and Liberian statutory rate of zero percent and our effective tax rate is as follows:

	Years ended December 31,
	2011	2010	2009
Statutory rate	28.8%	0.0%	0.0%
Effect of tax rates different than the Luxembourg and Liberian statutory tax rates	108.5%	-0.1%	-1.4%
Change in valuation allowance	934.1%	0.0%	0.0%
Adjustments related to prior years	6.0%	0.0%	0.0%
Other	0.0%	0.0%	0.0%

Effective tax rate	1077.4%	-0.1%	-1.4%

The components of deferred tax assets and liabilities consist of the following:

	December 31,
	2011	2010
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$2,547	$—
Accrued payroll expenses	2,175	934
Deferred revenue	2,410	—
Other	18	21

Deferred tax assets	7,150	955
Less: valuation allowance	(2,547)	—

Total deferred tax assets	$4,603	$955
Deferred tax liabilities:
Depreciation and amortization	$(1,063)	$(584)
Other	—	—

Total deferred tax liabilities	$(1,063)	$(584)

Net deferred tax assets	$3,540	$371

As of December 31, 2011, the Company had gross deferred tax assets of $2.5 million related to loss carry forwards in Nigeria and Brazil. The loss carry forwards have no expiration.

A valuation allowance for deferred tax assets is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As of December 31, 2011 and 2010, the valuation allowance for deferred tax assets was $2.5 million and $0, respectively. The increase in our valuation allowance primarily resulted from losses incurred in Nigeria and Brazil during the current year for which we believe it is more likely than not that a tax benefit will not be realized.

We recognize tax benefits from an uncertain tax position only if it is more likely than not that the position will be sustained upon examination by taxing authorities based on the technical merits of the position. As of December 31, 2011 we have not accrued any liabilities with respect to uncertain tax positions. We will recognize interest and penalties related to uncertain tax positions in income tax expense.

Pacific Drilling is subject to taxation in various foreign and state jurisdictions in which it conducts business. As of December 31, 2011, Pacific Drilling is not under audit in any of the jurisdictions in which we operate. Pacific Drilling is open to tax audits for the 2008 to 2011 tax years in the United States and the 2009 to 2011 tax years in Singapore. There are no known pending tax audits.

Related-Party Loan	12 Months Ended
Dec. 31, 2011
Related-Party Loan

Note 8—Related-Party Loan

The related-party loan was provided by Winter Finance Limited (“Winter Finance”), a subsidiary of the Quantum Pacific Group. Effective January 1, 2009, Winter Finance and Pacific Drilling executed an intercompany revolving loan agreement with a maximum commitment not to exceed $1 billion in principal borrowings. All outstanding amounts under the unsecured loan with Winter Finance were converted into outstanding borrowings under the intercompany revolving loan agreement on January 1, 2009.

Effective May 1, 2010, Pacific Drilling and Winter Finance amended the intercompany revolving loan agreement to increase the maximum amount of borrowings under the intercompany revolving loan agreement to $1.5 billion. In November 2010, the Company made a $69.4 million related-party loan payment in conjunction and compliance with the first utilization under the Bora Term Loan and $655 million of the related-party loan was converted into equity. On December 31, 2010, all outstanding related–party loan principal and accrued interest, in the amount of $892.6 million, was converted into equity in Pacific Drilling Limited. During the year ended December 31, 2011, Pacific Drilling borrowed $142.2 million. On March 23, 2011, all outstanding related–party loan principal and accrued interest, in the amount of $142.8 million, was converted into equity of Pacific Drilling Limited. Following the conversion, the Intercompany Loan Agreement was terminated.

Borrowings under the intercompany revolving loan agreement accrued interest at the rate of six percent per annum. Outstanding principal and accrued interest balance were due on the termination date of the agreement, January 1, 2016. During the years ended December 31, 2011, 2010 and 2009, Pacific Drilling capitalized interest expense of $0.6 million, $60.1 million and $39.0 million, respectively, on the related-party loan as a cost of property and equipment.

Shareholder's Equity	12 Months Ended
Dec. 31, 2011
Shareholder's Equity

Note 9—Shareholder’s Equity

As of December 31, 2008, the common stock of Pacific Drilling Limited consisted of 500 shares of authorized and issued common stock with no par value.

On March 13, 2009, the Board of Pacific Drilling Limited authorized and approved an amendment and restatement of its Articles of Incorporation, to increase the authorized number of shares of common stock, no par value per share, to 820,000 shares.

On March 27, 2009, the Board of Pacific Drilling Limited authorized, approved and declared a dividend payable in shares of common stock of Pacific Drilling on March 30, 2009 to the holder of record of the existing issued shares in the amount of 1,609 shares of common stock for each share of common stock then outstanding, resulting in 805,000 shares of Pacific Drilling common stock being issued and outstanding. In connection with the dividend, the Board of Pacific Drilling Limited also assigned a $0.001 par value to each share of common stock.

On May 26, 2009, Pacific Drilling underwent a change in shareholder, whereby Quantum became the sole shareholder of the Company. To accomplish the shareholder change, Pacific Drilling canceled the common stock certificates previously issued to Gladebrooke and issued a new common stock certificate for 805,000 common shares to Quantum.

On November 29, 2010, $655 million of the related-party loan from Winter Finance was assigned to Quantum. The related-party loan was then converted to equity in Pacific Drilling, in the form of additional paid in capital by means of it being contributed, by Quantum, as an additional capital contribution for the common stock held by it as sole shareholder of the Company.

On December 10, 2010, the Board of Pacific Drilling Limited authorized and approved an amendment and restatement of its Articles of Incorporation, to increase the authorized number of shares of common stock, no par value per share, to 2,000,000 shares of common stock.

On December 31, 2010, Quantum was assigned all outstanding principal and accrued interest of the related-party loan from Winter Finance, which was then converted to equity, in the amount of $892.6 million, in Pacific Drilling in exchange for the issuance of 1,115,761 shares of common stock.

On March 11, 2011, Pacific Drilling S.A. was incorporated under the form of a société anonyme governed by the laws of the Grand Duchy of Luxembourg with a share capital of $50,000 represented by 50,000 common shares, no par value.

On March 23, 2011, Quantum Pacific Group was assigned all outstanding principal and accrued interest of the related-party loan in the amount of $142.8 million, which was then converted to equity in the Company by means of it being contributed as additional consideration for the existing shares held by it as sole shareholder of the Company.

On March 30, 2011, the Company assigned its interests in TPDI’s equity, promissory notes to Joint Venture and accrued interest on promissory notes from Joint Venture to a subsidiary of the Quantum Pacific Group. The assignment was recorded and presented as a dividend in-kind within our consolidated financial statements.

Additionally, on March 30, 2011, the Board of Pacific Drilling S.A. resolved to split the 50,000 incorporation common shares into 5,000,000 common shares, no par value. The Board also resolved for Quantum Pacific (Gibraltar) Limited to become the indirect sole shareholder of all issued Pacific Drilling Limited common shares in exchange for the issuance of 145,000,000 common shares of Pacific Drilling S.A. Further, on March 30, 2011, the shareholder held a general meeting to approve amending the Company’s Articles to authorize the Board of Directors, for a period of five years, to issue up to $50,000,000 of share capital (inclusive of current share capital of the Company).

On April 5, 2011, Pacific Drilling completed a private placement of 60,000,000 common shares for net proceeds of approximately $575.5 million, $0.01 par value.

In November 2011, the Company completed an initial public offering of 6,000,000 common shares. In December 2011, the underwriters purchased an additional 900,000 common shares pursuant to the full exercise of an over-allotment option. The initial public offering resulted in net proceeds of approximately $50.3 million.

In December 2011, the Company also issued 7,200,000 common shares to one of our wholly-owned subsidiaries, which represents 3.3% of our outstanding common shares. These common shares are held in treasury for purposes of administering our Pacific Drilling S.A. 2011 Omnibus Stock Incentive Plan.

As of December 31, 2011, the Company’s share capital consisted of 5,000,000,000 common shares authorized, 224,100,000 common shares issued and 216,900,000 common shares outstanding of which approximately 69.2% is held by Quantum Pacific (Gibraltar) Limited.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation

Note 10—Share-Based Compensation

2009 Stock Plan

On April 24, 2009, the Board of our Predecessor approved the creation of the Pacific Drilling Limited 2009 Omnibus Stock Incentive Plan (the “2009 Stock Plan”), which provided for issuance of common stock options, as well as share appreciation rights, restricted shares, restricted share units, and other equity based or equity related awards to directors, officers, employees and consultants of Pacific Drilling. Further, the Board resolved that 15,000 shares of our Predecessor’s common stock be reserved and authorized for issuance pursuant to the terms of the 2009 Stock Plan.

On April 24, 2009, the Board also authorized the issuance of 6,684 common stock options to certain executives and employees at a per share exercise price of $1,000, which the Board determined at issuance to be the fair market value of a share of our Predecessor’s common stock. The options issued in 2009 had a contractual term of 10 years and were scheduled to vest 50%, 25% and 25% on March 31, 2011, 2012 and 2013, respectively. On December 21, 2010, the Board resolved that the number of shares reserved and authorized for issuance pursuant to the terms of the 2009 Stock Plan be increased by 25,000 to a total of 40,000 shares of our Predecessor’s common stock. Additionally, the Board authorized the issuance of 12,577 common stock options to certain executives and employees at a per share exercise price of $800, which the Board determined at issuance to be the fair market value of a share of our Predecessor’s common stock. The options issued in 2010 had a contractual term of 10 years and were scheduled to vest 25% annually on March 31, 2011, 2012, 2013 and 2014.

Pursuant to the terms of the options granted, our Predecessor could elect to settle the stock options upon exercise in cash instead of issuing shares of our common stock. The Company anticipated settling any of the 2010 and 2009 stock options in cash. As such, the stock options were accounted for as liability awards at fair value. As of December 31, 2010, the long-term liability for the stock options was $0.7 million.

For the 2010 and 2009 grants, the fair value of each option award was estimated using a Black-Scholes option valuation model. Expected volatility was based on implied volatilities from the expected volatility of a representative group of our publicly listed industry peer group as the historical volatility of the Company did not provide a reasonable basis for estimating volatility. The expected terms of the options was calculated using the simplified method as the historical option exercise experience of the Company did not provide a reasonable basis for estimating expected term. The risk free interest rates were determined using the implied yield currently available for zero-coupon U.S. government issues with a remaining term equal to the expected life of the options.

The fair value of options as of December 31, 2009 was $500 for the 2009 stock options, using the following assumptions:

2009 stock options
Expected volatility	35%
Expected term (in years)	6.00
Expected dividends	—
Risk-free interest rate	3.00%

The fair value of options as of December 31, 2010 was $268 and $217 for the 2010 and 2009 stock options, respectively, using the following assumptions:

	2010 stock options	2009 stock options
Expected volatility	51.7%	53.0%
Expected term (in years)	6.25	5.50
Expected dividends	—	—
Risk-free interest rate	2.39%	2.12%

2011 Stock Plan

On March 31, 2011, as part of the Restructuring, the Company cancelled the “2009 Stock Plan.” Further, the Board approved the creation of the Pacific Drilling S.A. 2011 Omnibus Stock Incentive Plan (the “2011 Stock Plan”), which provides for issuance of common stock options, as well as share appreciation rights, restricted shares, restricted share units and other equity based or equity related awards to directors, officers, employees and consultants. The Board also resolved that 7.2 million common shares of Pacific Drilling S.A. be reserved and authorized for issuance pursuant to the terms of the 2011 Stock Plan.

In conjunction with the Restructuring and cancellation of stock option grants under the 2009 Stock Plan, the Company issued 1,471,601 common stock options in Pacific Drilling S.A. as a replacement of the 2010 and 2009 stock options. The replacement awards were recorded as a modification of an existing award. As exercises of replacement awards will be settled in common shares, the $2.3 million liability for stock options issued under the 2009 Stock Plan on the date of modification was extinguished and the balance reclassified to additional paid-in capital. Additionally, on March 31, 2011, the Company granted 1,329,710 common stock options to certain executives and employees pursuant to the 2011 Stock Plan.

The 2009 replacement option grants vest 50%, 25% and 25% on March 31, 2011, 2012, and 2013, respectively. The 2010 replacement option grants and the 2011 option grants vest 25% annually over four years commencing on March 31, 2011 and March 31, 2012, respectively. The 2009 replacement option grants, 2010 replacement option grants and the 2011 option grants were issued at an exercise price of $10.00 and have a 10 year contractual term.

The fair value of each option award is estimated on the date of grant using a Black-Scholes option valuation model utilizing the assumptions noted in the table below. Expected volatility is based on implied volatilities from the expected volatility of a representative group of our publicly listed industry peer group as the historical volatility of the Company does not provide a reasonable basis for estimating volatility. The expected terms of the options is calculated using the simplified method as the historical option exercise experience of the Company does not provide a reasonable basis for estimating expected term. The risk free interest rates are determined using the implied yield currently available for zero-coupon U.S. government issues with a remaining term equal to the expected life of the options.

The fair value of the 2011, 2010 and 2009 stock option grants as of March 31, 2011, the date of modification and grant, was calculated using the following assumptions:

	2011 stock options	2010 stock options	2009 stock options
Expected volatility	52%	53%	53%
Expected term (in years)	6.25	6.00	5.75
Expected dividends	—	—	—
Risk-free interest rate	2.65%	2.57%	2.49%

A summary of option activity under the 2011 Stock Plan as of and for the year ended December 31, 2011 is as follows:

	Options	Weighted- average exercise price	Weighted- average remaining contractual term	Aggregate intrinsic value
Outstanding—January 1, 2011	—	$—
Granted	2,801,311	10
Exercised	—	—
Cancelled	—	—
Forfeited or expired	(12,715)	10

Outstanding—December 31, 2011	2,788,596	$10	9.2	—
Exercisable—December 31, 2011	471,312	$10	9.2	—

The weighted-average grant-date fair value of options granted during the year ended December 31, 2011 was $5.24. There were no options exercised during the years ended December 31, 2011, 2010 and 2009. As of December 31, 2011, total compensation costs related to nonvested option awards not yet recognized is $9.6 million and is expected to be recognized over 3.25 years.

On November 2, 2011, we also granted awards of 12,000 restricted stock units with a grant date fair value of $8.54 under the 2011 Plan to certain members of our Board of Directors in November 2011. These restricted stock units will be settled in shares of our stock and will vest over a period of four years. As of December 31, 2011, total compensation costs related to nonvested restricted stock units not yet recognized is $0.1 million.

During the years ended December 31, 2011, 2010 and 2009, compensation expense recognized related to share-based arrangement grants totaled $4.5 million, $0.1 million and $0.6 million, respectively, and is recorded in general and administrative expenses in our consolidated statements of operations.

Derivatives	12 Months Ended
Dec. 31, 2011
Derivatives

Note 11—Derivatives

Pacific Drilling is currently exposed to market risk from changes in interest rates. From time to time, we may enter into a variety of derivative financial instruments in connection with the management of our exposure to fluctuations in interest rates and to meet our debt covenant requirements. We do not enter into derivative transactions for speculative purposes; however, for accounting purposes, certain transactions may not meet the criteria for hedge accounting.

During 2011, we entered into an interest rate swaps to reduce the variability of future cash flows in the interest payments for the variable-rate debt under the Project Facilities Agreement. We designated the interest rate swaps as a cash flow hedges for accounting purposes. The interest rate swaps pay a fixed rate of interest and receive LIBOR. The fixed interest rate swap rates are 1.83%, 1.87%, 1.6% and 2.39% under the Bora Term Loan, Scirocco Term Loan, Mistral Term Loan and Santa Ana Term Loan, respectively. As of December 31, 2011, the notional amount hedges 100%, 95%, 83% and 100% of the total outstanding borrowings under the Bora Term Loan, Scirocco Term Loan, Mistral Term Loan and Santa Ana Term Loan, respectively. The interest rate swaps expire on October 31, 2015.

The table below provides data about the fair values of derivatives that are designated as hedge instruments as of December 31, 2011 and 2010:

Derivatives designated as hedging instruments	Derivative Liabilities Balance sheet location	December 31,
		2011	2010
		(In thousands)
Short-term—Interest rate swaps	Derivative liabilities, current	$20,466	$—
Long-term—Interest rate swaps	Other long-term liabilities	$30,769	$—

Total		$51,235	$—

As of December 31, 2011, the Company expects to reclassify a net loss of $15.7 million into earnings within the next twelve months.

The following table summarizes the cash flow hedge gains and losses and their locations on the consolidated balance sheet as of December 31, 2011 and 2010 and consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009:

Derivatives in cash flow hedging relationships	Amount of loss recognized in equity for the years ended December 31,		Amount of loss reclassified from accumulated OCI into income for the years ended December 31,			Amount recognized in income (ineffective portion and amount excluded from effectiveness testing) for the years ended December 31,
	2011	2010	2011	2010	2009	2011	2010	2009
	(In thousands)
Interest rate swaps	$(60,284)	$—	$1,802	$—	$—	$—	$—	$—

For the years ended December 31, 2011, there have been no ineffective amounts recognized in income resulting from our hedge effective measurements. There were no undesignated hedging derivative instruments as of December 31, 2011 and for the year ended December 31, 2011. The Company did not enter into or have outstanding derivative hedge instruments in 2010 and 2009.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements

Note 12—Fair Value Measurements

We have estimated fair value by using appropriate valuation methodologies and information available to management as of December 31, 2011 and 2010. Considerable judgment is required in developing these estimates, and accordingly, estimated values may differ from actual results.

The estimated fair value of accounts receivable, accounts payable and accrued expenses approximates their carrying value due to their short-term nature. Additionally, the estimated fair value of current and noncurrent restricted cash approximates its carrying value as it consists of cash and cash equivalent balances. The estimated fair value of our Project Facilities Agreement debt approximates carrying value because the variable rates approximate current market rates.

The following table presents the carrying value and estimated fair value of our financial instruments recognized at fair value on a recurring basis:

	December 31, 2011
	Carrying value	Fair value measurements using
		Level 1	Level 2	Level 3
	(in thousands)
Liabilities:
Interest rate swaps	$51,235	—	51,235	—

No instruments were recognized at fair value on a recurring basis as of December 31, 2010. We use an income approach to value assets and liabilities for outstanding interest rate swaps. These contracts are valued using a discounted cash flow model that calculates the present value of future cash flows under the terms of the contracts using market information as of the reporting date, such as prevailing interest rates. The determination of the fair values above incorporates various factors, including the impact of the counterparty’s non-performance risk with respect to the Company’s financial assets and the Company’s non-performance risk with respect to the Company’s financial liabilities. The Company has not elected to offset the fair value amounts recognized for multiple derivative instruments executed with the same counterparty, but report them gross on its consolidated balance sheets.

Refer to Note 11 for further discussion of the Company’s use of derivative instruments and their fair values.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

Note 13—Commitments and Contingencies

Operating Leases—The Company leases office space in countries it operates. The future minimum lease payments under the noncancelable operating leases with lease terms in excess of one year are as follows:

(In thousands)
Years ending December 31,
2012	$889
2013	658
2014	671
2015	241
2016	—
Thereafter	—

Total future minimum lease payments	$2,459

During the years ended December 31, 2011, 2010 and 2009, rent expense was $1.1 million, $0.6 million and $0.3 million, respectively.

Commitments—As of December 31, 2011 and 2010, Pacific Drilling had no material commitments other than commitments related to deepwater drillship construction purchase commitments discussed in Note 3.

Contingencies—The Company may be the subject of certain claims and lawsuits occurring in the normal course of business. No pending or known threatened claims, actions or proceedings against us are expected to have a material adverse effect on our consolidated financial position, results of operations and cash flows.

On November 9, 2010, Pacific Drilling entered into a drilling contract for the Pacific Bora with a wholly-owned Nigerian subsidiary of Chevron, Star Deepwater Petroleum Ltd. (“SDWPL”). Under the contract terms, SDWPL will reimburse Pacific Drilling for up to $30 million in capital upgrades. At the end of the contract, Pacific Drilling is obligated to refund a portion of these costs. The amount of refund is dependent upon the timing of the expiration of the drilling contract. If the contract ends on the initial primary term of three years, Pacific Drilling will refund SDWPL 50% of the capital upgrades cost. For each year the contract is extended beyond the initial primary term, the amount refunded is reduced by 10%. As of December 31, 2011 and 2010, Pacific Drilling has recorded a $4.0 million liability for costs of upgrades incurred and billed to SDWPL through those dates. If the contract is extended, Pacific Drilling will record the resulting gain contingency to reimbursable revenues in future periods.

We maintain loss of hire insurance that becomes effective 45 days after an accident or major equipment failure covered by hull and machinery insurance, resulting in a downtime event and extends for 180 days. In the third quarter 2011, the Pacific Scirocco underwent repairs and upgrades to ensure engine reliability, which was a covered event under our loss of hire policy that resulted in the $18.5 million of loss of hire insurance recovery recognized for the year ended December 31, 2011.

Retirement Plan	12 Months Ended
Dec. 31, 2011
Retirement Plan

Note 14—Retirement Plan

Pacific Drilling sponsors a defined contribution retirement plan covering substantially all U.S. employees (the “U.S. Savings Plan”) and an international savings plan (the “International Savings Plan”). Under the U.S. Savings Plan, the Company matches 100% of employee contributions (limited to $16,500 or, for employees age 50 or over, $22,000) up to 6% of eligible compensation per participant. Under the International Savings Plan, we contribute 6% of base income (limited to $15,000 per participant). During the years ended December 31, 2011, 2010 and 2009, our total employer contributions to both plans amounted to $2.8 million, $0.5 million and $0.1 million, respectively.

Concentrations of Credit and Market Risk	12 Months Ended
Dec. 31, 2011
Concentrations of Credit and Market Risk

Note 15—Concentrations of Credit and Market Risk

Pacific Drilling has a concentration of customers in the offshore drilling industry, which exposes us to a concentration of credit risk within a single industry. Financial instruments that potentially subject Pacific Drilling to credit risk are primarily cash equivalents and restricted cash. At times, cash equivalents may be in excess of FDIC insurance limits. Management assesses the exposure to credit risk on an ongoing basis. Credit evaluations are performed on all customers requiring credit over a certain amount. Pacific Drilling currently does not require collateral in respect of financial assets. Our current customers are Chevron, Total and Petrobras. During the year ended December 31, 2011, all of our revenues were earned from Chevron. During the years ended December 31, 2010 and 2009, the Company did not recognize revenue.

Related-Party Transactions	12 Months Ended
Dec. 31, 2011
Related-Party Transactions

Note 16—Related-Party Transactions

As presented in our consolidated financial statements and described in Note 4, the Company entered into promissory note agreements with TPDI and Transocean to fund TPDI. The promissory notes accrued interest at LIBOR plus 2% per annum. During the years ended December 31, 2011, 2010 and 2009, the Company recorded related-party interest income from the Joint Venture of $0.5 million, $2.0 million and $2.1 million on the promissory notes, respectively. As of December 31, 2011 and 2010, promissory notes to the Joint Venture were $0 and $139.9 million, respectively. As of December 31, 2011 and 2010, the accrued interest receivable on these promissory notes was $0 and $5.5 million, respectively.

As presented on our consolidated financial statements and described in notes 8 and 9, Pacific Drilling had a related-party loan payable. On December 31, 2010, the Quantum Pacific Group was assigned all outstanding principal and accrued interest of the loan from Winter Finance, which was then converted into 1,115,761 shares of Pacific Drilling. During the year ended December 31, 2011, Pacific Drilling borrowed $142.2 million. On March 23, 2011, all outstanding related–party loan principal and accrued interest, in the amount of $142.8 million, was converted into equity of Pacific Drilling Limited.

The Company executed a noncancelable operating lease in September 2009 for office space in Singapore for a period of 28 months with Tanker Pacific Management (Singapore) PTE Ltd. (“Tanker Pacific”), which may be considered an affiliated company. During the years ended December 31, 2011, 2010 and 2009, rent expense under this lease was $0.3 million, $0.3 million and $0.2 million, respectively. The Company also has an agreement with Tanker Pacific for the use of the services of certain Tanker Pacific employees on an ad hoc basis. During the years ended December 31, 2011, 2010 and 2009, expenses for the services of Tanker Pacific employees used by the Company under this arrangement were $0.3 million, $0.5 million and $1.1 million, respectively.

On March 30, 2011, we transferred our equity interest in TPDI, including promissory notes, to a subsidiary of the Quantum Pacific Group. We did not receive any consideration for the transfer. In connection with the TPDI Transfer, we entered into a management agreement pursuant to which we provide day-to-day oversight and management services with respect to the Quantum Pacific Group’s equity interest in TPDI for a fee of $4,000 per drillship per day, or $8,000 per day. Unless terminated earlier in accordance with its terms, the management agreement will remain in full force and effect in perpetuity. During the years ended December 31, 2011, 2010 and 2009, management fee income of $2.2 million, $0 and $0, respectively, was recorded in other income (expense) within our consolidated statements of operations. As of December 31, 2011 and 2010, $0.7 million and $0 due from Quantum Pacific Group is included in accounts receivable.

The joint venture agreements relating to TPDI provide Quantum Pacific Group with a put option that allows it to exchange its 50% interest in TPDI for shares of Transocean Ltd. or cash at a purchase price based on an appraisal of the fair value of the two vessels owned by TPDI, subject to various customary adjustments. In conjunction with the TPDI Transfer and a related amendment to the Original Project Facilities Agreement, a subsidiary of the Quantum Pacific Group guaranteed to the lenders that any proceeds from the exercise of the put option relating to the equity interest in TPDI will be used to prepay or secure the Project Facilities Agreement. In consideration for this guarantee, we agreed to pay the Quantum Pacific Group a fee of 0.25% per annum on the outstanding borrowings on the Project Facilities Agreement. During the years ended December 31, 2011, 2010 and 2009, guarantee fees of $1.9 million, $0 and $0, respectively, were incurred of which $1.5 million, $0 and $0, respectively, were recorded to property and equipment as capitalized interest costs. As of December 31, 2011 and 2010, $0.8 million and $0 due to Quantum Pacific Group is included in accrued interest payable.

We have marketing and logistic services agreements with Derotech, a Company which may be considered an affiliate. During the years ended December 31, 2011, 2010 and 2009, we incurred fees of $3.1 million, $0.2 million and $0 under the marketing and logistic services agreements, respectively.

In connection with the Pacific Bora and Pacific Santa Ana contracts with Chevron, the Quantum Pacific Group has guaranteed, subject to certain excuses from guarantee, prompt and proper performance by us of all obligations under the drilling contract. The Quantum Pacific Group guarantee to Chevron includes any payments due to Chevron, indemnification with respect to certain intellectual property, satisfaction of any patent infringement judgment and a provision to substitute a drilling unit if one is available on substantially similar terms and the Pacific Santa Ana or the Pacific Bora is rendered unavailable.

On November 16, 2011, we entered into a registration rights agreement with regard to the 150,000,000 common shares currently owned by our controlling shareholder and affiliate, Quantum Pacific Group, as well as any shares that Quantum Pacific Group purchases in the future.

Segments and Geographic Areas	12 Months Ended
Dec. 31, 2011
Segments and Geographic Areas

Note 17—Segments and Geographic Areas

Pacific Drilling is engaged in offshore contract drilling operations in international locations, with the operation and management of our ultra-deepwater drillships. Our primary business is to contract our drillships, related equipment and work crews primarily on a dayrate basis. We specialize in technically demanding segments of the offshore drilling business with a focus on deepwater drilling services.

Although we operate in many geographic locations, there is a similarity of economic characteristics among all of our locations, including the nature of services provided and the type of customers. Our drillships are part of a single, global market for contract drilling services and can be redeployed globally due to changing demands. We intend to evaluate the performance of our operating segments based on revenues from external customers and operating profit by rig. The consolidation of our operating segments into one reportable segment is attributable to how we manage our business. The accounting policies of our operating segments are the same as those described in the summary of significant accounting policies (Note 2).

At December 31, 2011, the Pacific Bora and the Pacific Scirocco were located offshore Nigeria, the Pacific Mistral was located offshore Brazil and the Pacific Santa Ana was located offshore South Korea. During the year ended December 31, 2011, all of our revenues were earned in Nigeria.

Earnings per Share	12 Months Ended
Dec. 31, 2011
Earnings per Share

Note 18—Earnings per Share

On March 11, 2011 Pacific Drilling S.A. was formed by Quantum as a Luxembourg company with a share capital of 50,000 common shares. On March 30, 2011 the Board of Pacific Drilling S.A. resolved to split the 50,000 incorporation common shares into 5,000,000 common shares. Further, Pacific Drilling S.A. issued 145,000,000 common shares to Quantum Pacific (Gibraltar) Limited, a wholly owned subsidiary of Quantum, to become the indirect shareholder of all issued Pacific Drilling Limited common shares.

In computing earnings per common share, the reported share and per share amounts for the year ended December 31, 2010 and 2009 has been retrospectively restated to reflect the Restructuring that occurred on March 30, 2011. The following reflects the income and the share data used in the basic and diluted earnings per share computations:

	Years Ended December 31,
	2011	2010	2009
	(in thousands, except share data)
Net (loss) income	$(2,903)	$37,299	$(2,283)
Weighted average number of common shares outstanding, basic and diluted	195,447,944	150,000,000	150,000,000

(Loss) earnings per common share, basic and diluted	$(0.01)	$0.25	$(0.02)

For the year ended December 31, 2011, the computation of diluted earnings per common share excludes shares of potentially dilutive common shares related to stock options and restricted stock units because their effects are anti-dilutive. For the years ended December 31, 2010 and 2009, the computation of diluted earnings per common share excludes shares of potentially dilutive common shares related to stock options because the Company anticipated settling those stock options in cash.

Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Information

Note 19—Supplemental Cash Flow Information

During the year ended December 31, 2011 we paid $3.0 million of interest, net of amounts capitalized, on the Bora Term Loan. During the years ended December 31, 2010 and 2009, all amounts paid for interest were capitalized. During the years ended December 31, 2011, 2010 and 2009, we paid income taxes of $0.5 million, $0 and $0, respectively.

Capital expenditures in our consolidated statements of cash flows include the effect of changes in accrued capital expenditures, which are capital expenditures that were accrued but unpaid at period end. We have included these amounts in accounts payable and accrued expenses in our consolidated balance sheets as of December 31, 2011 and 2010. During the years ended December 31, 2011, 2010 and 2009, capital expenditures excludes the effects of changes in accrued capital expenditures of $7.6 million, $11.6 million, and $0 in our consolidated statements of cash flows.

During the years ended December 31, 2011, 2010 and 2009, unpaid interest expense and non-cash amortization of deferred financing costs totaling $7.0 million, $70.8 million and $43.9 million, respectively, were capitalized to property and equipment. Accordingly, these amounts are excluded from capital expenditures in our consolidated statements of cash flows for the years ended December 31, 2011, 2010 and 2009.

Liquidity	12 Months Ended
Dec. 31, 2011
Liquidity

Note 20—Liquidity

The Company’s liquidity requirements relate to ongoing significant funding investments in the newbuild ultra-deepwater drillships, servicing debt, funding working capital requirements and maintaining adequate cash reserves to mitigate the effects of fluctuations in operating cash flows.

As of December 31, 2011, the Company has taken delivery of four of its ultra-deepwater drillships. For each of those four ultra-deepwater drillships, the Company has secured drilling contracts. Additionally, the Pacific Bora, the Pacific Scirocco and the Pacific Mistral commenced drilling operations on August 26, 2011, December 31, 2011 and February 6, 2012 and we expect the Pacific Santa Ana to commence drilling operations in the second quarter of 2012.

Primary sources of funds for the Company’s short-term liquidity needs will be cash flow from operations and available cash balances. The Company’s liquidity needs fluctuate depending on a number of factors, including, among others, demand for services, dayrates received and operating costs.

The Company believes that our cash on hand, including proceeds from the Senior Unsecured Bonds disclosed in Note 21, and cash flows from operations will provide sufficient liquidity over the next twelve months to fund the Company’s working capital needs, debt repayments and anticipated capital expenditures, including progress payments for the Company’s ultra-deepwater drillship construction projects.

The Company’s ability to meet long-term liquidity requirements will depend in large part on our future performance that is subject to many factors beyond our control, as well as our ability to secure additional financing for our ultra-deepwater construction projects, which is uncommitted at this time.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

Note 21—Subsequent Events

On February 6, 2012, the Pacific Mistral entered service in Brazil under a three-year contract with a subsidiary of Petrobras.

In February 2012, the company recognized an additional $23.7 million in loss of hire insurance recovery related to the Pacific Scirocco.

In February 2012, we completed a private placement of $300 million in aggregate principal amount of 8.25% senior unsecured U.S. dollar denominated bonds (the “Senior Unsecured Bonds”) due in 2015 to eligible purchasers. The bonds bear interest at 8.25% per annum, payable semiannually on February 23 and August 23 of each year and mature on February 23, 2015.

In March 2012, we exercised our option and entered into an agreement with SHI for the construction of our seventh drillship, which we expect to be delivered in the second quarter of 2014.

SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF PACIFIC DRILLING S.A. (PARENT ONLY)	12 Months Ended
Dec. 31, 2011
SCHEDULE I-CONDENSED FINANCIAL INFORMATION OF PACIFIC DRILLING S.A. (PARENT ONLY)

SCHEDULE I—CONDENSED FINANCIAL INFORMATION OF PACIFIC DRILLING S.A.

(PARENT ONLY)

Statement of Operations

(in thousands, except share and per share information)

For the period March 11, 2011 (inception) to December 31, 2011
General and administrative expenses	$(1,295)

Operating loss	(1,295)
Equity in losses of subsidiaries	(10,757)
Other income	14

Net loss	$(12,038)

Loss per common share attributable to common stockholders, basic and diluted	$(0.06)

Weighted average number of common shares, basic and diluted	210,321,818

SCHEDULE I—CONDENSED FINANCIAL INFORMATION OF PACIFIC DRILLING S.A.

(PARENT ONLY)

Statement of Comprehensive Income (Loss)

(in thousands)

For the period March 11, 2011 (inception) to December 31, 2011
Net loss	$(12,038)
Other comprehensive income (loss):
Unrecognized loss on derivative instruments	(62,086)
Reclassification adjustment for loss on derivative instruments realized in net income	1,802

Total other comprehensive loss	(60,284)

Total comprehensive loss	$(72,322)

SCHEDULE I—CONDENSED FINANCIAL INFORMATION OF PACIFIC DRILLING S.A.

(PARENT ONLY)

Balance Sheet

(in thousands, except share amounts)

December 31, 2011
Assets:
Cash and cash equivalents	$7,226
Prepaid expenses and other current assets	61

Total current assets	7,287

Investment in subsidiary	2,277,787
Other assets	76

Total assets	$2,285,150

Liabilities and shareholders’ equity:
Amount due to subsidiary	$10,509
Accounts payable	259
Accrued expenses	309

Total current liabilities	11,077

Shareholders’ equity:

Common shares, $0.01 par value, 5,000,000,000 shares authorized, 224,100,000 shares issued and 216,900,000 outstanding as of December 31, 2011	2,169
Additional paid-in capital	2,344,226
Accumulated other comprehensive loss	(60,284)
Accumulated deficit	(12,038)

Total shareholders’ equity	2,274,073

Total liabilities and shareholders’ equity	$2,285,150

SCHEDULE I—CONDENSED FINANCIAL INFORMATION OF PACIFIC DRILLING S.A.

(PARENT ONLY)

Statement of Cash Flows

(in thousands)

For the period March 11, 2011 (inception) to December 31, 2011
Cash flow from operating activities:
Net loss	$(12,038)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in losses of subsidiaries	(10,757)
Share-based compensation expense	10
Changes in operating assets and liabilities:
Other assets	(76)
Prepaid expenses and other current assets	(61)
Accounts payable and accrued expenses	568
Amount due to subsidiary	10,509

Net cash used in operating activities	(11,845)

Cash flow from investing activities:
Capital contributions to consolidated subsidiaries	(606,745)

Net cash used in investing activities	(606,745)

Cash flow from financing activities:
Issuance of common shares	625,816

Net cash provided by financing activities	625,816

Increase in cash and cash equivalents	7,226
Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$7,226

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT	12 Months Ended
Dec. 31, 2011
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT

Unaudited Pro Forma Condensed Consolidated Financial Statement

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 have been derived from the audited historical consolidated financial statements of Pacific Drilling S.A. (“Pacific Drilling,” “the Company,” “we,” “us,” or “our”) included elsewhere in this annual report, as if the Company’s equity interest in Transocean Pacific Drilling Inc. (“TPDI”) was assigned to a subsidiary of the Quantum Pacific Group as of January 1, 2011.

The pro forma adjustments are based on available information and include assumptions that we believe are reasonable, which are described in the accompanying notes.

These unaudited pro forma condensed consolidated financial statement is not necessarily indicative of the operating results that would have been achieved had the assignment of TPDI been completed as of the date indicated or of the operating results that may be obtained in the future. This unaudited pro forma condensed consolidated financial statement and the accompanying notes should be read together with our audited consolidated financial statements as of and for the year ended December 31, 2011.

PACIFIC DRILLING S.A. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

(in thousands, except share and per share amounts)

Year Ended December 31, 2011

	As Reported	Pro Forma Adjustments		Pro Forma
Revenues
Contract drilling	$65,431	$—		$65,431
Costs and expenses
Contract drilling	(32,142)	—		(32,142)
General and administrative expenses	(52,614)	—		(52,614)
Depreciation expense	(11,619)	—		(11,619)

	(96,375)	—		(96,375)

Loss of hire insurance recovery	18,500	—		18,500

Operating loss	(12,444)	—		(12,444)
Other income (expense)
Equity in earnings of Joint Venture	18,955	(18,955	)(a)	—
Interest income from Joint Venture	495	(495	)(b)	—
Interest expense	(10,384)	305	(c)	(10,079)
Other income	3,675	—		3,675

Income (loss) before income taxes	297	(19,145)		(18,848)
Income tax expense	(3,200)	—		(3,200)

Net loss	$(2,903)	$(19,145)		$(22,048)

Loss per common share, basic and diluted	$(0.01)	$(0.10)		$(0.11)

Weighted average number of common shares, basic and diluted	195,447,944	195,447,944		195,447,944

See accompanying notes to the unaudited pro forma condensed consolidated financial statement.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

(a)	Reflects the pro forma elimination of our equity method share of earnings from Joint Venture.

(b)	Reflects the pro forma elimination of interest income on notes receivable from Joint Venture.

(c)	Reflects the pro forma elimination of interest expense incurred on a letter of credit agreement with Transocean directly related to the Joint Venture.